                                                                      EXHIBIT 99


                        [COMFORT SYSTEMS USA LETTERHEAD]


CONTACT:  Gordon Beittenmiller                      777 Post Oak Blvd, Suite 500
          Chief Financial Officer                           Houston, Texas 77056
          (713) 830-9600                                            713-830-9600
                                                                Fax 713-830-9696


       FOR IMMEDIATE RELEASE

               COMFORT SYSTEMS USA REPORTS SECOND QUARTER RESULTS

             SIGNIFICANT EARNINGS IMPROVEMENT FROM THE FIRST QUARTER

                           CONTINUED STRONG CASH FLOW

         HOUSTON, TX - AUGUST 5, 2003 - COMFORT SYSTEMS USA, INC. (NYSE: FIX), a leading provider of commercial/industrial heating, ventilation and air conditioning ("HVAC") services, today announced net income of $2,573,000 or $0.07 per diluted share, for the quarter ended June 30, 2003, as compared to net income of $4,768,000 or $0.12 per diluted share, in the second quarter of 2002. Net income from continuing operations for the quarter was $2,606,000 or $0.07 per diluted share in the second quarter of 2003 as compared to $5,103,000 or $0.13 per diluted share in the second quarter of 2002. The Company reported revenues from continuing operations of $202,355,000 in the current quarter as compared to $211,500,000 in 2002.

         Bill Murdy, Comfort Systems USA's Chairman and CEO, said, "Our second quarter earnings marked a substantial improvement from the first quarter even as difficult conditions persisted in our industry and in the general economy. We also continued our consistent record of free cash flow performance, with another strong showing this quarter at $13,095,000. In addition, we maintained a steady backlog heading into the second half."

         The Company reported a net loss from continuing operations of $1,397,000 or $0.04 per diluted share for the first six months of 2003 as compared to net income from continuing operations of $1,102,000 or $0.03 per diluted share for the first six months of 2002. The Company reported revenues of $384,769,000 from continuing operations for the current year to date, as compared to $401,126,000 in 2002.

         Murdy continued, "While we are pleased with our improvement in our second quarter earnings over the first quarter and expect further improvement in the third quarter, general industry and economic conditions have not yet improved to the degree we and other industry participants expected earlier this year. As a result, we now believe our full-year 2003 results will be comparable to 2002's results, rather than higher than 2002 results as indicated in our first quarter reports. However, we and other industry participants do continue to expect improving conditions over the next year. This is based in part on what is believed to be mounting maintenance and replacement needs in the broad installed base of HVAC equipment, as it appears these activities have been deferred by many facility owners in the difficult economy of the last couple of years. In addition, we continue to see signs of increasing industry activity in response to modest improvement in the general economic outlook. We believe these indications are consistent with the traditional lag between activity levels in our industry and overall economic activity. In view of these factors, along with our ongoing focus on cost containment, we expect our 2004 results to show significant improvement over the current year.

         "We also want to acknowledge the superb work of the Comfort Systems USA field and support organizations in producing profits and cash flow in what remains a challenging operating environment. And our people once again widened the substantial margin by which our safety record exceeds the industry average. Their efforts are also focused on building our company as an industry leader for the long term. The Comfort Systems USA team is the foundation of our future success."

         The Company will host a conference call to discuss its financial results and position in more depth on Wednesday, August 6, 2003 at 10:00 a.m. Central Time. The call-in number for this conference call is 1-210-234-0020. A replay of the entire call will be available until 5:00 p.m. Central Time, Wednesday, August 13, 2003 by calling 1-402-220-0305.

         Comfort Systems USA is a premier provider of business solutions addressing workplace comfort, with 84 locations in 57 cities around the nation. For more information, visit the Company's website at www.comfortsystemsusa.com.

         This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current plans and expectations of Comfort Systems USA, Inc. and involve risks and uncertainties that could cause actual future activities and results of operations to be materially different from those set forth in the forward-looking statements. Important factors that could cause actual results to differ include, among others, the lack of a combined operating history and the difficulty of integrating formerly separate businesses, difficulty in obtaining or increased costs associated with debt financing or bonding, retention of key management, national and regional declines in non-residential construction activity, shortages of labor and specialty building materials, seasonal fluctuations in the demand for HVAC systems and the use of incorrect estimates for bidding a fixed price contract and other risks detailed in the Company's reports filed with the Securities and Exchange Commission.


                           - Financial table follows -

                            Comfort Systems USA, Inc.

                     Consolidated Statements of Operations
        For the Three Months and Six Months Ended June 30, 2003 and 2002
                    (in thousands, except per share amounts)
                                   (Unaudited)

                                                 Three Months Ended                                   Six Months Ended
                                                      June 30,                                           June 30,
                                    --------------------------------------------      ---------------------------------------------
                                      2003          %         2002           %          2003           %          2002          %
                                    --------     ------     --------      ------      --------      ------      ---------    ------
Revenues                            $202,355     100.0%     $211,500      100.0%      $384,769      100.0%      $ 401,126    100.0%
Cost of services                     167,553      82.8%      172,986       81.8%       322,215       83.7%        332,362     82.9%
                                    --------                --------                  --------                  ---------
Gross profit                          34,802      17.2%       38,514       18.2%        62,554       16.3%         68,764     17.1%

SG&A                                  29,400      14.5%       30,480       14.4%        60,349       15.7%         62,873     15.7%
Restructuring charges                  1,112       0.5%           --         --          2,274        0.6%          1,878      0.5%
                                    --------                --------                  --------                  ---------

Income (loss) from operations          4,290       2.1%        8,034        3.8%           (69)        --           4,013      1.0%

Interest expense, net                  1,058       0.5%        1,094        0.5%         2,422        0.6%          2,963      0.7%
Other expense (income)                  (102)     (0.1%)        (804)      (0.4%)          147         --          (1,116)    (0.3%)
                                    --------                --------                  --------                  ---------
Income (loss) before taxes             3,334       1.6%        7,744        3.7%        (2,638)      (0.7%)         2,166      0.5%
Income taxes                             728                   2,641                    (1,241)                     1,064
                                    --------                --------                  --------                  ---------
Income (loss) from continuing
operations                             2,606       1.3%        5,103        2.4%        (1,397)      (0.4%)         1,102      0.3%

Discontinued operations:
  Operating income (loss), net of
   applicable income tax benefit
   (expense) of $18, $90, $(36)
   and $1,813                            (33)                   (166)                       66                         89
Estimated loss on disposition,
   including income tax benefit
   (expense) of $0, $91,
   $(231) and $(25,887)                   --                    (169)                     (912)                   (11,156)
                                    --------                --------                  --------                  ---------

Income (loss) before cumulative
  effect of change in accounting
  principle                            2,573                   4,768                    (2,243)                    (9,965)

Cumulative effect of change in
  accounting principle, net of
  income tax benefit of $26,317           --                      --                        --                   (202,521)
                                    --------                --------                  --------                  ---------
Net income (loss)                   $  2,573                $  4,768                  $ (2,243)                 $(212,486)
                                    ========                ========                  ========                  =========

Income (loss) per share:
Basic-
  Income (loss) from continuing
   operations                       $   0.07                $   0.13                  $  (0.04)                 $    0.03
  Discontinued operations -
   Income (loss) from operations          --                      --                        --                         --
   Estimated loss on disposition          --                      --                     (0.02)                     (0.30)
  Cumulative effect of change in
   accounting principle                   --                      --                        --                      (5.37)
                                    --------                --------                  --------                  ---------
  Net income (loss)                 $   0.07                $   0.13                  $  (0.06)                 $   (5.64)
                                    ========                ========                  ========                  =========

Diluted -
  Income (loss) from continuing
   operations                       $   0.07                $   0.13                  $  (0.04)                 $    0.03
  Discontinued operations -
   Income (loss) from operations          --                      --                        --                         --
   Estimated loss on disposition          --                   (0.01)                    (0.02)                     (0.29)
  Cumulative effect of change in
   accounting principle                   --                      --                        --                      (5.30)
                                    --------                --------                  --------                  ---------
  Net income (loss)                 $   0.07                $   0.12                  $  (0.06)                 $   (5.56)
                                    ========                ========                  ========                  =========

Shares used in computing income
(loss)
  per share:
   Basic                              37,640                  37,839                    37,631                     37,687
   Diluted                            37,983                  38,476                    38,804                     38,237

Note 1: The diluted earnings per share data presented above reflects the dilutive effect, if any, of stock options, convertible notes, warrants and contingently issuable restricted stock which were outstanding during the periods presented.

Supplemental Information (Unaudited)

                                                     Three Months Ended                               Six Months Ended
                                                          June 30,                                        June 30,
                                        -------------------------------------------     -------------------------------------------
                                         2003           %         2002          %          2003         %         2002          %
                                        ---------    ------     ---------    ------     ---------    ------     ---------    ------
Income (loss) from operations           $   4,290               $   8,034               $     (69)              $   4,013
Restructuring charges                       1,112                      --                   2,274                   1,878
Kmart reserve reversal                         --                    (800)                     --                    (800)
                                        ---------               ---------               ---------               ---------
Income from operations, excluding
  restructuring charges and Kmart
  reserve reversal                      $   5,402      2.7%     $   7,234      3.4%     $   2,205      0.6%     $   5,091      1.3%

Net income (loss)                       $   2,573               $   4,768               $  (2,243)              $(212,486)
Cumulative effect of change in
  accounting principle                         --                      --                      --                 202,521
Discontinued operations                        33                     335                     846                  11,067
Income taxes                                  728                   2,641                  (1,241)                  1,064
Other expense (income)                       (102)                   (804)                    147                  (1,116)
Interest expense, net                       1,058                   1,094                   2,422                   2,963
Depreciation                                1,387                   1,683                   2,723                   3,294
Restructuring charges                       1,112                      --                   2,274                   1,878
Kmart reserve reversal                         --                    (800)                     --                    (800)
                                        ---------               ---------               ---------               ---------
EBITDA                                  $   6,789      3.4%     $   8,917      4.2%     $   4,928      1.3%     $   8,385      2.1%

Income (loss) from continuing
  operations (after tax)                $   2,606               $   5,103               $  (1,397)              $   1,102
Restructuring charges (after tax)             723                      --                   1,478                   1,221
Kmart reserve reversal (after tax)             --                    (520)                     --                    (520)
                                        ---------               ---------               ---------               ---------
Income from continuing operations
  (after tax), excluding
  restructuring charges and Kmart
  reserve reversal                      $   3,329      1.6%     $   4,583      2.2%     $      81       --      $   1,803      0.4%

Diluted earnings per share-income
  from continuing operations (after
  tax), excluding restructuring
  charges and Kmart reserve
  reversal                              $    0.09               $    0.12               $      --               $    0.05

Note 1: Income (loss) from operations, excluding restructuring charges and Kmart reserve reversal is presented because the Company believes it reflects the results of the core ongoing operations of the Company. However, this measure is not considered a primary measure of an entity's financial results under generally accepted accounting principles, and accordingly, this amount should not be considered an alternative to operating income as determined under generally accepted accounting principles and as reported by the Company.

Note 2. The Company defines earnings before interest, taxes, depreciation and amortization (EBITDA) as net income (loss), excluding cumulative effect of change in accounting principle, discontinued operations, income taxes, other expense (income), interest expense, net, depreciation, restructuring charges and Kmart reserve reversal. EBITDA may be defined differently by other companies. EBITDA is presented because it is a financial measure that is frequently requested by capital market participants in evaluating the Company. However, EBITDA is not considered under generally accepted accounting principles as a primary measure of an entity's financial results, and accordingly, EBITDA should not be considered an alternative to operating income, net income, or cash flows as determined under generally accepted accounting principles and as reported by the Company.

Note 3: The bottom two calculations in the above table show income (loss) from continuing operations (after tax) and related earnings per share information excluding restructuring charges and Kmart reserve reversal. The tax rate on these items was computed using the pro forma effective tax rate of the Company exclusive of these charges.

                            COMFORT SYSTEMS USA, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (in thousands)

                                                      June 30,   December 31,
                                                        2003         2002
                                                      --------   ------------
                                                     (unaudited)
Cash and cash equivalents                             $ 11,415     $  6,083

Accounts receivable, net                               164,423      167,177
Costs and estimated earnings in
  excess of billings                                    15,996       17,881
Assets related to discontinued
  operations                                                --        2,643
Other current assets                                    28,032       30,759
                                                      --------     --------
    Total current assets                               219,866      224,543

Property and equipment, net                             14,831       16,072
Goodwill                                               112,545      112,545
Other noncurrent assets                                 12,185       13,375
                                                      --------     --------

Total assets                                          $359,427     $366,535
                                                      ========     ========

Current maturities of long-term debt                  $  2,166     $  1,780
Accounts payable                                        64,215       56,496
Billings in excess of costs and
  estimated earnings                                    30,271       26,672
Liabilities related to discontinued
  operations                                                --        1,017
Other current liabilities                               47,457       61,688
                                                      --------     --------
    Total current liabilities                          144,109      147,653

Long-term debt, net of discount                          9,421       10,604
Other long-term liabilities                              3,085        3,192
                                                      --------     --------

Total liabilities                                      156,615      161,449

Total equity                                           202,812      205,086
                                                      --------     --------

Total liabilities and equity                          $359,427     $366,535
                                                      ========     ========

Selected Cash Flow Data (in thousands) (unaudited):

                                           Three Months Ended              Six Months Ended
                                                June 30,                      June 30,
                                        ------------------------      ------------------------
                                           2003           2002           2003           2002
                                        ---------      ---------      ---------      ---------
Cash flow from operating activities     $  13,923      $  10,955      $  11,580      $   1,693
Cash flow from investing activities     $  (3,502)     $  10,130      $  (4,586)     $ 152,629
Cash flow from financing activities     $ (10,335)     $ (18,316)     $  (1,683)     $(152,323)

Cash flow from operating activities     $  13,923      $  10,955      $  11,580      $   1,693
Taxes paid related to the sale of
  businesses                                   --             --         10,371             --
Purchases of property and equipment          (860)          (936)        (1,947)        (3,070)
Proceeds from sales of property and
  equipment                                    32            963            111          1,134
                                        ---------      ---------      ---------      ---------
Free cash flow                          $  13,095      $  10,982      $  20,115      $    (243)

Note 1: The Company defines free cash flow as cash flow from operating activities less items related to certain transactions such as sales of businesses and customary capital expenditures plus the proceeds from asset sales. Other companies may define free cash flow differently. Free cash flow is presented because it is a financial measure that is frequently requested by capital market participants in evaluating the Company. However, free cash flow is not considered under generally accepted accounting principles as a primary measure of an entity's financial results, and accordingly free cash flow should not be considered an alternative to operating income, net income, or cash flows as determined under generally accepted accounting principles and as reported by the Company.

Note 2: Cash flow information for 2002 includes the results of discontinued operations, including the 19 operations sold to Emcor in the first quarter of 2002.